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                                                                   EXHIBIT 10.42

                   SIXTH AMENDMENT TO RESTATED LOAN AGREEMENT

         THIS SIXTH AMENDMENT TO RESTATED LOAN AGREEMENT (hereinafter referred to as the "Amendment") executed as of the 15th day of December, 2001, by and among NATIONAL ENERGY GROUP, INC., a Delaware corporation ("Borrower") and ARNOS CORP., a Nevada corporation ("Lender"), a successor by assignment to BANK ONE, TEXAS, N.A., a national banking association ("Bank One") and CREDIT LYONNAIS NEW YORK BRANCH ("Credit Lyonnais") and each of the financial institutions which may from time to time become a party hereto or any successor or assignee thereof (hereinafter collectively referred to as "Banks", individually as "Bank" or "Lender").

                                   WITNESSETH

         WHEREAS, Borrower, Guarantor, Banks and Agent entered into a Restate Loan Agreement, dated as of August 29, 1996 (as so modified and amended and as otherwise supplemented from time to time, the "Loan Agreement") under the terms of which the Banks agreed to provide the Borrower with a reducing revolving line of credit facility in an amount of up to $100,000,000 and a term loan in an amount of up to $25,000,000;

         WHEREAS, Borrower, Guarantor, Banks and Agent entered into a First Amendment to Restated Loan Agreement dated October 31, 1996 and a Second Amendment to Restated Loan Agreement dated March 7, 1997 and a Third Amendment to Restated Loan Agreement dated May 12, 1997 and a Fourth Amendment to Restated Loan Agreement dated August 21, 1997; and a Fifth Amendment to Restated Loan Agreement dated August 1, 2001; and

         WHEREAS, the Borrower has requested that, subject to the terms and conditions set forth below, (i) the Lender extend the Revolving Maturity Date to December 31, 2003 and (ii) the Lender consent to waiver of compliance with any and all covenant requirements by the Borrower through the 4th Quarter of 2003.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Lender hereby agree as follows:

         1. Definitions.

         Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

         2. Amendment to the Loan Agreement.

         The Loan Agreement is hereby amended as follows:

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         The definition of "Revolving Maturity Date" contained in Section 1 shall be amended by deleting therefrom the date "August 29, 2000" and in lieu thereof inserting the date "December 31, 2003."

         3. Waiver.

         The Lender hereby waives non-compliance with any and all covenant requirements by the Borrower through the 4th quarter of 2003.

         4. Governing Law.

         This amendment shall be governed by the construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law or choice of law.

         5. Modification.

         No provisions of this Amendment may be waived, amended or modified except in writing signed by the affected party.

         6. Continued Effectiveness of the Loan Agreement; No Default or Event of Default.

         Except as expressly amended herein, the terms and provisions of the Loan Agreement shall remain unchanged and in full force and effect and all references therein to this "Agreement" shall be deemed to be references to the Loan Agreement, as amended by this Amendment. On the date hereof, no Default or Event of Default has occurred and is continuing under the Loan Agreement.

         7. Counterparts; Effective Date.

         This Amendment may be signed in one or more counterparts, all of which together shall constitute a single agreement binding upon the parties hereto. This Amendment shall be effective as of August 29, 2000.

                            [Signature Page Follows]


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         IN WITNESS WHEREOF, parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first written above.

                                    ARNOS CORP.

                                    By: /s/ EDWARD B. MATTNER
                                       -------------------------------------
                                       Edward B. Mattner
                                       Vice President

                                    NATIONAL ENERGY GROUP, INC.

                                    By: /s/ BOB G. ALEXANDER
                                       -------------------------------------
                                       Bob G. Alexander
                                       President and Chief Executive Officer


         [Signature Page to Sixth Amendment to Restated Loan Agreement]